UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2018

FLEXSTEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-5151	42-0442319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
385 Bell St, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 563-556-7730

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃞

Item 2.02     Results of Operations and Financial Condition.

On April 26, 2018, Flexsteel Industries, Inc. issued a press release announcing Third Quarter Ended March 31, 2018 Operating Results.  A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

          Exhibit 99.1 – Press Release by Flexsteel Industries, Inc. on April 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)

Date:	April 26, 2018	By:	/s/ Marcus D. Hamilton
Marcus D. Hamilton
Chief Financial Officer
Principal Financial and Accounting Officer